Exhibit 99.1

Rockville

FINANCIAL, INC.

Transition • Values • Success

NASDAQ Global Select Market RCKB

Keefe, Bruyette & Woods Investor Conference

July 31, 2012

Forward Looking Statements

This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings.

With regard to presentations related to recently converted second step conversions, the peer companies include: PBNY, BRKL, OCFC, ESBF, UBNK, WFD, ESSA, BFED, NHTB, HIFS, HARL, and THRD. The data presented in this presentation relating to the peer companies is based on the calendar year. Data for peers is sourced from SNL Financial LLC.

Table of Contents

Page

Why Rockville Financial 5

Infrastructure Investment 6

Recent Strategic Initiatives 10

Strategic Priorities 11

Financial Performance 14

Municipal Bond Portfolio 19

Loans 21

Deposits 25

Asset Quality 30

Institutional Ownership 32

Insider Ownership 34

Appendix - Peer Analysis 35

Corporate Contacts

William H. W. Crawford, IV

President & Chief Executive Officer Scott C. Bechtle

Executive Vice President, Chief Risk Officer John T. Lund

Executive Vice President, Chief Financial Officer & Treasurer Mark A. Kucia

Executive Vice President, Commercial Banking Executive Eric R. Newell

Senior Vice President, Director of Treasury

Investor Information:

Marliese L. Shaw

Senior Vice President, Investor Relations Officer

860-291-3622 or mshaw@rockvillebank.com

Why Rockville Financial

• Commercial loan growth 18.5% 3-year CAGR.

• Demand deposit growth 21.4% 3-year CAGR.

• Low cost core deposit growth 16.6% 3-year CAGR.

• Assets increased $73.2 million Q2 2012; or 3.9%.

• 24.4% year-over-year revenue growth and 17.7% NIE increase in Q2 2012, excluding the Q1 2011 balance sheet restructure and Q2 2012 stock award grant expense.

• Record core profits last four consecutive quarters; ROAA of 0.94%, 0.92%, 0.86% and 0.80% for 2011 Q3&Q4 and 2012 Q1&Q2, respectively.

• Strong asset quality – NCOs/average loans 0.03% Q2 2012.

• Strong credit review program - Third party review of commercial loan portfolio and new originations four times a year, in addition to new origination review by CRO and EVP/Commercial Banking.

• Stock buybacks – 10% Plan commenced after completion of Federal Reserve Bank of Boston supervisory review March 12, 2012. Purchased 1,328,379 shares, or 45% of the Plan as of June 30, 2012.

• Dividend increased 15% in November 2011, 7% in February 2012 and 13% in May 2012.

Infrastructure Investment

Preparing for Prudent Growth Opportunities

As the Company continues to prepare to prudently leverage capital and accelerate growth, while also positioning for the evolving regulatory environment, staff additions have been implemented in the areas of Risk Management, Compliance, Information Technology, Commercial Banking, Cash Management, Retail Banking and Treasury. All of these staff additions were achieved without the assistance of an executive recruitment firm.

Infrastructure Investment

Recruited Experienced Management Team

Name	Title	Years in Industry	Prior Experience
William H. W. Crawford, IV	President and Chief Executive Officer	24	Wells Fargo Bank, Wachovia Bank and SouthTrust Bank
Marino J. Santarelli	Executive Vice President, Chief Operating Officer	39	Wells Fargo Bank, Wachovia Bank and United Penn Bank
Scott C. Bechtle	Executive Vice President, Chief Risk Officer	30	Florida Shores Bank, SouthTrust Bank and Bank of America (fka Barnett Banks)
John T. Lund	Executive Vice President, Chief Financial Officer and Treasurer	19	FDIC Examiner, Capital Markets Specialist
Mark A. Kucia	Executive Vice President, Head Commercial Banking Officer	25	Liberty Bank, Mechanics Bank, BayBank, National Westminster PLC
Steve Koniecki	Executive Vice President, Information Technology and Operations Officer	31	Space Coast Credit Union, West Bank
Tammy Howe	Vice President, Operations Officer	11	Chicopee Savings Bank, West Bank
Eric Newell	Senior Vice President, Treasury Officer	9	Alliance Bernstein, Fitch Ratings, and FDIC. CFA designation

7

Infrastructure Investment

Risk Management

The Company strengthened Risk Management with the following new positions:

Name	Title	Years in Industry	Prior Experience
Betsy Kenney Wynnick	Senior Vice President, Director of Internal Audit	20	NewAlliance Bank, Webster Bank, Coopers & Lybrand. Licensed to practice law in Connecticut, CPA & CFSA Designations.
Jay Peters	Vice President, BSA/AML, Red Flags Officer	37	NewAlliance Bank, Webster Bank, Bank of Southern Connecticut, Dime Savings Bank
Beth Donna	Vice President, Enterprise Risk Management	18	NewAlliance Bank, Dime Savings Bank
Christine Keeney	Vice President, Information Security Officer	21	NewAlliance Bank, Savings Bank of Manchester
Deborah Gabinelle	Vice President, Senior Credit Risk Officer	26	Webster Bank, Fleet Bank, Federal Reserve Bank of New York
Nathan Kelley	Vice President, Credit Risk Officer	10	NewAlliance Bank, FirstFed America Bankcorp

8

Infrastructure Investment

Commercial Banking Expansion

Name	Title	Years in Industry	Prior Experience
Stephen Villecco	Senior Vice President, Regional Commercial Banking Officer	24	Headed up NewAlliance Bank's $0.5 billion Commercial and Industrial department since 1998
Thomas Reid	Senior Vice President, Commercial Banking Officer	37	Headed up NewAlliance Bank's $1.2 billion Commercial Real Estate department since 2003
Matt Proto	Vice President, Senior Commercial Banking Officer	36	Bank of Southern Connecticut and NewAlliance Bank
Raymond Kostka	Vice President, Commercial Banking Officer	33	NewAlliance Bank
Robert Landfear	Vice President, Commercial Banking Officer	18	NewAlliance Bank
Michael Kelleher	Vice President, Commercial Banking Officer	35	NewAlliance Bank
Joseph Tartaglia	Vice President, Senior Cash Management Officer	21	First Vice President, Cash Management Sales Manager NewAlliance Bank
Kristine Carlson-Koehler	Assistant Vice President, Cash Management Officer	25	NewAlliance Bank, Tolland Bank

9

Recent Strategic Initiatives

Positioning the Company for prudent future growth

• Recruited Chief Operating Officer and Chief Risk Officer

• Significantly enhanced Risk Management, IT/Operations, Finance and Retail delivery departments as the Company prepares to leverage capital

• Recruited NewAlliance Bank’s heads of C&I lending, Commercial Real Estate lending and Cash Management/Treasury services along with five commercial relationship managers doubling Rockville’s customer facing commercial banking staff.

• Received regulatory approval and opened New Haven County Commercial Banking Office.

• Received regulatory approval to open a branch office in West Hartford, this location will open later this year.

• Retail organization focused on growing core deposits and reducing cost of funds.

• Addition of municipal bonds to the investment portfolio

• Addition of interest rate swap to manage interest rate risk

Strategic Priorities

Soundness

• Complete comprehensive enterprise wide 5-year Strategic Plan with Board of Directors in Q2 2012

• Continue managing asset/liability and liquidity risk

• Continue focus on superior customer service, risk management, asset quality and being regulatory best practice

• Continue to become the employer of choice to obtain and retain the best talent in Connecticut and to serve our communities

Profitability

• Enterprise wide NIE efficiency exercise lead by project team.

NIE/Average Assets ratio 2.93% at 6/30/12, core ratio 2.68% excluding Q2 2012 stock grant expense, among the best of peers

• Review branch network efficiency, de novo branch strategy, and retail delivery/residential mortgage model per strategic planning

• Achieve optimal balance between core deposit growth and total funding cost by driving more commercial DDA, municipal deposits and low cost core deposits versus higher cost CDs

• Increase Net Interest Margin

Growth

• Expand market share via organic growth in Tolland, Hartford,

New London and New Haven counties

• Execute on current commercial banking opportunity created by large in-market merger while maintaining discipline on loan pricing and asset quality diligence

Strategic Priorities continued

Acquisitions

• Management has a disciplined approach to protecting tangible book value, enhancing franchise value and on the effective use of excess capital. At this time, Management believes quality organic growth, our 10% share repurchase plan, and dividend strategy are a more effective path for total shareholder return.

Capital

Management

• The Company is overcapitalized with a 23.90% total risk based capital ratio as of March 31, 2012

• The Company announced a 10% stock buyback plan on March 2, 2012 and executed 45% of the plan as of June 30, 2012. The Company has paid dividends for 25 consecutive quarters, most recent $0.09 per share

• At June 30, 2012 closing price was $11.57, tangible book value was $11.24, price to tangible book value was 103%. At July 26, 2012 the closing price was $11.64

• The Company is focused on effective and efficient use of excess capital

Strategic Priorities continued

Employee

Engagement

• Expansion of the management team was accomplished without recruitment fees, except for the CEO

• New management team members were added by personal invitation from the CEO or executive management – We know them...They know us... They know our market

Customer

Experience

• Long term focus on superior customer service

• For the seventh consecutive year, readers of “The North Central News” (Conn.) have voted Rockville Bank as the area’s “Best Financial Institution”. Rockville Bank has received this recognition from the readers every year since the paper’s annual Best of readers’ poll was established in 2005.

Community

Leadership

• $5.0 million contribution to the Rockville Bank Foundation in Q1 2011 in association with the conversion to a fully public company

• The Bank and the Foundation support over 340 organizations through donations and employee volunteerism

Solid Performance Since Current Management

Efficiency Ratio vs Peers:

Net Interest Margin vs Peers:

Net Interest Margin (%)

Efficiency Ratio (%)

75.0

70.0

65.0

60.0

55.0

50.0

45.0

40.0

35.0

30.0

60.0

61.4

64.5

66.5

72.1

63.7

4.0

3.8

3.6

3.4

3.2

3.0

2.8

2.6

2.4

2.2

2.0

3.8

3.2

3.8

3.2

3.9

3.2

RCKB 4Q2011

Peer Median 4Q2011

RCKB 1Q2012

Peer Median 1Q2012

RCKB 2Q2012

Peer Median 2Q2012

RCKB 4Q2011

Peer Median 4Q2011

RCKB 1Q2012

Peer Median 1Q2012

RCKB 2Q2012

Peer Median 2Q2012

Return on Average Assets vs Peers:

YoY Loan Growth vs Peers:

ROAA (%)

1.0

0.9

0.8

0.7

0.6

0.5

0.4

0.3

0.9

0.7

0.9

0.7

0.6

0.7

YoY Loan Growth (%)

9.0

8.0

7.0

6.0

5.0

4.0

3.0

2.0

1.0

0.0

3.4

3.1

5.6

2.7

8.1

6.0

RCKB 4Q2011

Peer Median 4Q2011

RCKB

1Q2012

Peer

Median

1Q2012

RCKB 2Q2012

Peer Median 2Q2012

RCKB 4Q2011

Peer Median 4Q2011

RCKB 1Q2012

Peer Median 1Q2012

RCKB 2Q2012

Peer Median 2Q2012

Total Assets

• Despite a difficult operating environment and the repayment of $122.2 million of Federal Home Loan Bank of Boston Advances in 2011, we were able to grow assets at a CAGR of 8.7% through a disciplined growth strategy.

CAGR = 8.7%

2,400,000

2,000,000

1,600,000

1,200,000

800,000

400,000

0

1,327,012

1,533,073

1,571,134

1,678,073

1,749,872

1,928,399

2007Y

2008Y

2009Y

2010Y

2011Y

2012Q2

Total Assets ($000)

Capital Ratios

• The Company continues to be well capitalized. At March 31, 2012, our core capital ratio was 18.70% of total adjusted tangible assets

• In addition, our Tier 1 Capital to Risk-Weighted Assets and Total Capital to Risk-Weighted Assets were 22.70% and 23.90%, respectively. Excess capital over regulatory 8.0% minimum was $188.0 million at March 31, 2012.

30.00%

25.00%

20.00%

15.00%

10.00%

5.00%

0.00%

18.7%

22.7%

23.9%

4.0%

4.0%

8.0%

Tier 1 Leverage

Tier 1 Risk-based

Total Risk-based

Rockville Financial, Inc.

Requirement

Total Shareholder Return

Favorable in comparison to SNL Thrift Index

Rockville Financial, Inc. - Total Return (%)

— RCKB (+14.43%) — SNL U.S. Thrift (-7.85%)

20

10

0

-10

-20

-30

May 2011

Jul 2011

Sep 2011

Nov 2011

Jan 2012

Mar 2012

May 2012

Jul 2012

Thousands

2,500

2,000

1,500

1,000

500

0

RCKB-VoI

Source: SNL Financial

Dividend History

Historical Dividend

Dividend Per Share

$0.10

$0.09

$0.08

$0.07

$0.06

$0.05

$0.04

$0.03

$0.02

$0.01

$0.00

100%

90%

80%

70%

60%

50%

40%

30%

20%

10%

0%

Payout Ratio

1Q09

2Q09

3Q09

4Q09

2Q10

1Q10

1Q11

2Q10

3Q10

3Q11

4Q10

4Q11

2Q11

2Q12

Payout %

Div/Sh

Municipal Bond Stratification

Total Municipal Portfolio By Type

College &

University,

15%

Fuel Sales Tax

3%

Health

Services

General

Revenue

Revenue, 13%

Obligation,

Bonds

Building

34%

66%

Develop, 5%

Airport, 6%

Sales Tax, 3%

Water /

Sewer, 21%

Total Municipal Portfolio Geographic Distribution

WA, 7%

TX, 10%

SC,4%

PA, 6%

NY, 9%

CA, 13%

MN, 4%

Other, 48%

AR, 2%

AZ, 0%

CO, 2%

CT, 4%

FL, 4%

IL, 3%

IN, 3%

LA, 2%

MA, 1%

ME, 3%

MS, 3%

NC, 3%

NV, 3%

OH, 3%

OK, 3%

OR, 3%

UT 1%

VT, 2%

WI, 2%

As of June 30, 2012

Municipal Bond Stratification Continued

Revenue Type Breakout

Fuel Sales Tax 4%

Health

Services

Building

Develop

8%

Revenue

20%

College & University 23%

Airport

9%

Water / Sewer 32%

Sales Tax 4%

Municipal Rating Distribution

A2

Aa3

2%

27%

Aaa

Aa2

13%

38%

Aa1

20%

(a) Ratings as of June 30, 2012; (b) A2 rating has a AAA enhan

Revenue Bond Geographic Breakout

CO, 4%

CT, 5%

FL, 1%,

IN, 4%

ME, 4%

MA, 1%

CA, 9%

MN, 3%

WI, 4%

NC, 5%

NV, 5%

WA, 8%

NY, 10%

VT, 3%

UT, 1%

PA, 9%

TX, 8%

OH, 5%

SC, 7%

OR, 5%

As a percent of total revenue bonds, as of June 30, 2012

Gen Obligation Geo Breakout

NY, 5%

MN, 5%

LA, 5%

MS,

10%

OK,

8%

IL, 9%

TX,15%

FL, 10%

WA, 6%

CT, 1%

CA,20%

20%

AR, 5%

AZ, 1%

As a percent of total general obligation bonds, as of June 30, 2012; 36% of GO bonds are direct obligation of the State.

Loan Growth

5 Year Organic Growth History, CAGR = 6.3%

Date

Loans Receivable, net (in thousands)

Annualized % Change From Prior Year

6/30/12

1,562,266

16%

12/31/11

1,445,492

10%

12/31/10

1,410,498

4%

12/31/09

1,361,019

5%

12/31/08

1,291,791

16%

12/31/07

1,116,327

8%

Loan Mix

6/30/2009

Commercial business

Installment

business

and collateral

loans

loans

Construction

8.4%

0.6%

Residential

6.3%

57 1%

Commercial

27.7%

Yield on Loans: 5.25%

6/30/2011

Commercial

Installment and

business loans 9.4%

collateral loans

Construction

0.3%

Residential

50%

50.1%

Commercial

35.2%

Yield on Loans: 4.91%

6/30/2012

Construction

3.1%

Commercial business

loans 10.9%

Installment and collateral loans 0.2%

Residential 45.3%

Commercial 40.5%

Yield on Loans: 4.78%

Loan Portfolio

RCKB

% Of

RCKB

% Of

RCKB

% Of

CAGR

CAGR

($mm)

6/30/2009

Total

6/30/2011

Total

6/30/2012

Total

‘11 - ‘12

‘08 - ‘11

Real estate loans:

Residential

$763.7

57.1% $

724.1

50.1% $

707.8

45.3%

-2.2%

-2.5%

Commercial

370.3

27.7%

509.0

35.2%

633.1

40.5%

24.3%

19.6%

Construction

83.8

6.3%

71.8

5.0%

47.8

3.1%

-33.3%

-17.0%

Commercial business loans

112.0

8.4%

135.8

9.4%

170.1

10.9%

25.2%

14.9%

Installment and collateral loans

8.7

0.6%

4.8

0.3%

3.4

0.2%

-29.2%

-26.9%

Total Loans

$1,338.5

100.0%

$1,445.6

100.0%

$1,562.3

100.0%

8.0%

5.3%

CRE & Comm. business loans

$482.3

36.0%

$644.8

44.6%

$803.2

51.4%

24.5%

18.5%

Note: Yield on loans for the respective quarter ends

Commercial Real Estate (Q2 2012)

Type of Commercial Real Estate Loan

Other 10.3%

Land 1.9%

Multi-Family 7.3%

Retail 13.6%

Office 10.9%

Industrial 5.6%

Regional CRE Program 43.0%

Owner Occupied 7.4%

(Dollars in thousands)

Type of Commercial Real Estate Loan

Regional CRE Program

$272,410

43.0%

Owner Occupied

46,896

7.4%

Industrial

35,318

5.6%

Office

69,088

10.9%

Retail

86,182

13.6%

Multi-Family

46,233

7.3%

Land

11,892

1.9%

Other

65,064

10.3%

Total Commercial Real Estate Loans

$633,083

100.0%

Geographic Region

Maryland 2.5%

New England* 9.0%

South New Jersey/Pennsylvania 4.2%

North/Central New Jersey 8.8%

Metropolitan New York 0.9%

West / Upstate New York 17.6%

Connecticut 57.0%

(Dollars in thousands)

Type of Commercial Real Estate Loan

Connecticut

$360,860

57.0%

West / Upstate New York

111,636

17.6%

Metropolitan New York

5,558

0.9%

North / Central New Jersey

55,597

8.8%

South New Jersey / Pennsylvania

26,697

4.2%

New England*

57,165

9.0%

Maryland

15,570

2.5%

Total Commercial Real Estate Loans

$633,083

100.0%

Regional Commercial Real Estate Data

Data as of June 30, 2012

Approximately $272 million outstanding – 39 loans

Average loan size $7.0 million

Average LTV: 63%

Average debt service coverage ratio: 1.74x

Weighted average yield: 5.01%

All loans are paying as agreed

CRE and Commercial business loan 3 Year CAGR = 18.5%

Note: Approximately $720 million of commercial and construction loans serviced by 7 commercial bankers prior to the commercial banking team expansion in Q3 2011 ($102 million per banker)

Deposit Growth

5 Year Organic Growth History, CAGR = 9.0%

Date

Total Deposits (in thousands)

Annualized % Change From Prior Year

6/30/12

1,455,674

19%

12/31/11

1,326,766

9%

12/31/10

1,219,260

8%

12/31/09

1,129,108

8%

12/31/08

1,042,508

10%

12/31/07

951,038

8%

Deposit Mix 6/30/2009 Demand and Time deposits NOW 47.6% 20.3% Regular savings & Club 12.2% Money market savings 20.0% Cost of Deposits: 2.12% 6/30/2011 Time deposits 44.0% Demand and NOW 23.2% Regular savings & Club 14.2% Money market savings 18.7% Cost of Deposits : 1.05% 6/30/2012 Time deposits 36.8% Demand and NOW 25.2% Regular savings & Club 14.3% Money market savings 23.7% Cost of Deposits: 0.74% Deposit Portfolio RCKB % Of RCKB % Of RCKB % Of CAGR CAGR ($mm) 6/30/2009 Total 6/30/2011 Total 6/30/2012 Total ‘11 - ‘12 - 8 ‘0 Demand and NOW $224.7 20.3% $295.8 23.2% $ 367.0 25.2% 24.0% 17.7% Regular savings & Club 134.9 12.2% 181.3 14.2% 208.0 14.3% 14.7% 15.5% Money market savings 221.4 20.0% 238.5 18.7% 345.4 23.7% 44.7% 16.0% Time deposits 528.2 47.6% 561.2 44.0% 535.2 36.8% -4.6% 0.4% Total Deposits $1,109.2 100.0% $1,276.9 100% $1,455.7 100.0% 14.0% 9.5% Core Deposits $581.0 52.4% $715.6 56.0% $920.5 63.2% 28.5% 16.6% Reducing Cost of Funds ~ Growing Core Deposits Note: Cost of deposits represents cost of interest bearing deposits. Cost of interest bearing deposits for the respective quarter ends

RCKB vs SNL Thrift Peer Weighted Average Year over Year Deposit Growth

25.00

Year over Year Deposit Growth

20.00

15.00

10.00

5.00

0.00

2008Q1

2008Q2

2008Q3

2008Q4

2009Q1

2009Q2

2009Q3

2009Q4

2010Q1

2010Q2

2010Q3

2010Q4

2011Q1

2011Q2

2011Q3

2011Q4

2012Q1

Rockville Financial, Inc. Weighted Peer Average

Strong Branch Franchise — No. 1 or 2 in most markets Massachusetts Windham Tolland Hartford Connecticut Middlesex New Haven New London Address City 2011 Deposits ($000) 2010-2011 Growth Rate(%) RCKB’s Market Position in Town 1 Rt 83 & Pitkin St Vernon 154,240 18.38 1 2 341 Broad St Manchester 137,073 21.83 2 3 1645 Ellington Rd South Windsor 133,788 19.27 1 4 25 Park St Vernon Rockville 96,165 2.97 2 5 12 Main St Ellington 86,645 9.24 1 6 20 Hyde Ave Vernon 84,968 6.65 1 7 612 Main St Somers 75,331 6.12 1 8 869 Sullivan Ave South Windsor 73,523 7.37 1 9 231 Hazard Ave Enfield 70,074 14.32 2 10 1009 Hebron Ave Glastonbury 59,507 37.30 7 11 6 Fieldstone Cmns Tolland 55,330 34.81 2 12 1671 Boston Tpke Coventry 54,942 29.63 2 13 234 Tolland Tpke Manchester 51,894 0.37 2 14 275 Mountain Rd Suffield 46,233 13.16 3 15 902 Main St South Glastonbury 45,788 96.41 1 16 39 Prospect Hill Rd East Windsor 37,811 51.78 4 17 99 Linwood Ave Colchester 31,124 45.52 5 18 65 Palomba Dr Enfield 25,618 9.08 2 19 768 N Main St Manchester 24,456 28.68 2 20 660 Enfield St Enfield 22,667 46.21 2 21* 161 Nevers Rd South Windsor 62 1,450.00 1 * Branch in High School NASDAQ: RCKB

Deposit Market Share Deposit Growth Potential Deposit Market Share Summary for Connecticut 2011 2010 Institution (ST) 2011 2011 2011 Rank Rank Number of Total Total Branches Deposits in Market Market Share $0 (%) 1 1 Bank of America Corp. (NC) 167 24,269,869 24.34 2 2 Webster Financial Corp. (CT) 126 11,595,963 11.63 3 3 People’s United Financial Inc. (CT) 167 10,109,215 10.14 4 4 Wells Fargo & Co. (CA) 75 8,011,347 8.04 5 5 Toronto-Dominion Bank 80 5,456,330 5.47 6 6 First Niagara Finl Group (NY) 78 4,907,602 4.92 7 7 JPMorgan Chase & Co. (NY) 51 4,046,297 4.06 8 10 Citigroup Inc. (NY) 20 2,828,454 2.84 9 8 Liberty Bank (CT) 43 2,708,876 2.72 10 9 RBS 51 2,474,554 2.48 11 11 Santander 32 1,762,122 1.77 12 12 Union Savings Bank (CT) 29 1,565,237 1.57 13 16 First Connecticut Bancorp (CT) 19 1,368,381 1.37 14 14 Rockville Financial Inc. (CT) 22 1,367,239 1.37 15 15 Hudson City Bancorp Inc. (NJ) Total For Institutions In Market 9 1,299 1,292,792 99,694,414 1.30 Note: Market Share is for U.S. Territories only and non-retail branches are not included.

Loan Quality and Reserve Levels

Rockville Financial

6/30/12

12/31/11

Non-performing loans/total loans

0.98%

0.86%

Non-performing assets/total assets

0.90%

0.89%

Allowance for loan losses/total loans

1.11%

1.09%

Allowance for loan losses/non-performing loans

113.47%

127.80%

Solid Asset Quality Despite Tough Environment

Compares Favorably to Peers

Loan Loss Reserves / Loans vs Peers:

Reserves / Loans (%)

1.3 1.24 1.16 1.11 1.1 0.94 0.96 0.93 1.00 1.09 1.07 1.3 1.1 0.9 0.7 0.5 0.84 0.86 0.91 2007Y 2008Y .. Loans vs Peers: 2009Y 2010Y 2011Y 2012Q2 RCKB Peer Group Median NCOs / Avg. 0.5 0.4 0.4 0.3 0.3 0.2 0.2 0.1 0.1 0.0 00 0.5 0.4 0.4 0.3 0.3 0.2 0.04 0.11 0.23 0.18 0.19 0.42 NPLs/Loans (%) 0.2 0.1 0.1 0.0 0.00 0.04 0.16 0.17 0.09 0.03 2007Y 2008Y 2009Y 2010Y 2011Y 2012Q2 Peer Group Median RCKB Non-Performing Loans / Total Loans vs Peers: NPLs / Loans (%) 2.5 2.0 1.3 1.7 2.1 1.5 1.0

08 1.1 0.9 0.9 1.0 0.5 0.3 0.9 01 0.6 0.0 2007Y 2008Y RCKB 2009Y 2010Y Peer Group Median 2011Y 2012Q2 Note: Data for quarter ended 6/30/12 or MRQ for peers 2

Institutional Ownership

Significant increase since conversion

60.0%

50.0%

47.8%

49.6%

40.0%

38.6%

38.6%

39.2%

40.4%

42.0%

42.3%

44.3%

44.8%

45.4%

30.0%

28.9%

28.9%

32.6%

20.0%

10.0%

11.1%

0.0%

11.1%

11.3%

Mar-11

Apr-11

May-11

Jun-11

Jul-11

Aug-11

Sep-11

Oct-11

Nov-11

Dec-11

Jan-12

Feb-12

Mar-12

Apr-12

May-12

Jun-12

Institutional Ownership

The institutions that held market values of greater than $5 million in the Company’s stock as of March 31, 2012, and that have attributed to the substantial increase in shares institutionally held are as follows:

Holder Name

Position

Q1 2012 Pos change

$ Market Value June 30, 2012

% Outstanding

Wellington Management

2,921,187

0

33,798,134

10.22

BlackRock Fund Advisors

1,451,692

-41,054

16,796,076

5.08

The Vanguard Group

1,298,199

66,121

15,020,162

4.54

Keeley Asset Management

1,078,000

100,500

12,472,460

3.77

Brandywine Global Invest

849,464

16,117

9,828,298

2.97

Dimensional Fund Advisors

630,825

39,051

7,298,645

2.21

Gruss Asset Management

568,000

-25,000

6,571,760

1.99

State Street Global Advisors

506,725

36,802

5,862,808

1.77

Insider Ownership at June 30, 2012

Management Stock Ownership after June 2012 grant:

# of Shares

% of Shares

Executive

Position

& Options

Outstanding

Bill Crawford

CEO/President

382,779

1.3%

Mark Kucia

EVP/Commercial Banking

177,008

0.6%

Rick Trachimowicz

EVP/Human Capital

165,544

0.6%

John Lund

EVP/CFO

140,660

0.5%

Marino Santarelli

EVP/COO

134,751

0.5%

Scott Bechtle

EVP/CRO

117,218

0.4%

Steve Koniecki

EVP/IT&Operations

94,292

0.3%

Eric Newell

SVP/Treasury

86,773

0.3%

Note: The Company approved stock ownership guidelines in 2012 of 3x, 2x and 1x base salary for CEO, EVPs and SVPs, respectively.

NASDAQ: RCKB

APPENDIX

Non-Interest Expense to Average Assets Peer Comparison

NIE / Average Assets (Quarterly)—Peers

3/31/2012

12/31/2011

9/30/2011

6/30/2011

3/31/2011

Fairfield County Bank

CT

3.80

3.78

3.80

3.79

3.60

SI Financial Group, Inc (SIFI)

CT

3.46

3.15

3.39

3.54

3.49

Naugatuck Savings Bank

CT

3.43

3.38

3.34

3.39

3.50

Newtown Savings Bank

CT

3.42

3.71

3.45

3.20

3.23

Dime Bank

CT

3.35

2.96

2.92

3.01

3.22

First Connecticut Bancorp, Inc. (FBNK)

CT

3.08

3.08

2.85

3.44

3.21

First County Bank

CT

3.06

2.94

2.90

2.93

3.01

People’s United Financial, Inc (PBCT)

CT

3.04

3.18

3.10

3.23

3.24

Union Savings Bank

CT

2.96

2.89

2.88

2.92

3.03

Liberty Bank

CT

2.96

2.72

2.71

2.72

2.78

SBT Bancorp, Inc (SBIB)

CT

2.86

2.94

3.13

3.32

3.42

United Financial Bancorp, Inc. (UBNK)

MA

2.77

2.66

2.74

2.85

2.77

Rockville Financial Inc (RCKB)

CT

2.74

2.69

2.43

2.53

2.37

Webster Financial Corporation (WBS)

CT

2.68

2.78

2.70

2.80

2.85

New England Bank

CT

2.48

2.51

2.43

2.62

2.74

First Niagara Financial Group (FNFG)

NY

2.23

2.30

2.30

2.29

2.61

Source: SNL Financial; FDIC Call Reports

Note: Data as of 3/31/12, 6/30/12 FDIC Call Report data not yet available

Efficiency Peer Comparison

Efficiency Ratio (Quarterly) - Peers							NII %Ch QoQ
		3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011	
Dime Bank	CT	90.06	74.28	55.28	77.35	80.52	1.8%
First Connecticut Bancorp, Inc. (FBNK)	CT	88.52	93.98	87.66	97.80	88.13	6.1%
First County Bank	CT	88.37	83.34	84.62	85.68	85.96	-2.9%
SI Financial Group, Inc (SIFI)	CT	87.00	79.06	87.05	88.73	90.98	0.6%
Union Savings Bank	CT	86.50	82.82	79.13	75.61	84.65	-0.9%
Newtown Savings Bank	CT	84.30	85.55	86.50	81.94	80.83	-0.6%
Naugatuck Savings Bank	CT	79.76	76.84	78.24	79.47	82.50	-0.5%
SBT Bancorp, Inc (SBIB)	CT	78.45	82.25	88.13	92.38	92.69	3.3%
Fairfield County Bank	CT	72.44	74.47	72.30	79.62	72.22	-2.2%
Liberty Bank	CT	72.32	64.53	66.91	67.71	71.83	-2.8%
United Financial Bancorp, Inc. (UBNK)	MA	71.94	67.76	69.39	72.85	73.23	-1.1%
New England Bank	CT	70.22	60.29	68.25	74.76	78.37	0.1%
People's United Financial, Inc (PBCT)	CT	67.84	69.14	67.00	67.36	67.74	-2.9%
Webster Financial Corporation (WBS)	CT	67.57	69.75	65.08	67.71	70.68	1.7%
Rockville Financial Inc (RCKB)	CT	66.05	63.21	60.54	76.64	72.13	3.5%
First Niagara Financial Group (FNFG)	NY	59.08	59.61	58.71	57.21	61.31	-0.1%

Source: SNL Financial; FDIC Call Reports

Note: Data as of 3/31/12, 6/30/12 FDIC Call Report data not yet available

37

Peer Comparison[1]

General Information:				Profitability:				Capital:		Asset Quality:				Pricing Info:			Dividends:	
Institution	Ticker	Headquarters	Assets ($mm)	Oper. ROA (%)	Oper. ROE (%)	NIM (%)	Eff. Ratio (%)	Total Capital Ratio (%)	Loans / Deposits (%)	LLR / Loans (%)	Adj NPAs / Assets (%)	Adj Texas Ratio (%)	NPAs / Assets (%)	Market Cap ($mm)	7/26/2012 Stock Price ($)	Price / Tang. Book (X)	Div. Yield (%)	Current Annual Div. ($)
Rockville Financial, Inc.	**RCKB**	**Vernon Rockville, CT**	**1,928**	**0.62**	**3.63**	**3.87**	**72.14**	**18.1**	**106.19**	**1.11**	**0.90**	**5.28**	**0.90**	**333**	**11.64**	**1.04**	**3.09**	**0.36**
Peer Group:																		
Brookline Bancorp, Inc.	BRKL	Brookline, MA	4,972	0.63	5.17	3.80	58.61	11.95	112.91	0.93	0.51	9.19	0.51	593	8.46	1.36	4.02	0.34
Provident New York Bancorp	PBNY	Montebello, NY	3,150	0.79	5.62	3.57	65.56	12.94	78.42	1.49	1.94	21.39	1.94	312	8.23	1.12	2.92	0.24
OceanFirst Financial Corp.	OCFC	Toms River, NJ	2,288	0.94	9.79	3.36	56.66	16.40	91.00	1.12	2.57	24.85	2.57	246	13.50	1.12	3.56	0.48
ESB Financial Corporation	ESBF	Ellwood City, PA	1,997	0.80	8.49	2.61	59.03	15.10	54.54	0.99	0.99	13.06	0.99	204	13.90	1.39	2.88	0.40
United Financial Bancorp, Inc.	UBNK	West Springfield, MA	1,654	0.62	4.53	3.44	68.56	17.08	91.52	1.01	1.00	7.20	1.00	226	14.53	1.03	2.75	0.40
Westfield Financial, Inc.	WFD	Westfield, MA	1,319	0.30	1.82	2.57	76.07	30.47	77.04	1.38	1.42	8.52	1.42	190	7.31	0.90	3.28	0.24
Hingham Institution for Savings	HIFS	Hingham, MA	1,159	1.18	15.40	3.43	40.51	13.69	106.82	0.88	0.97	11.74	0.97	130	61.00	1.48	1.70	1.04
New Hampshire Thrift Bancshares, Inc.	NHTB	Newport, NH	1,142	0.72	7.35	3.01	71.78	15.01	96.91	1.13	1.48	24.75	1.48	74	12.58	1.24	4.13	0.52
ESSA Bancorp, Inc.	ESSA	Stroudsburg, PA	1,113	0.29	1.94	2.57	76.47	28.97	107.59	0.95	2.14	1.50	2.14	128	10.57	0.79	1.89	0.20
Beacon Federal Bancorp, Inc. (1)	BFED	East Syracuse, NY	1,025	0.50	4.53	2.81	69.60	15.29	110.53	1.81	3.50	28.09	3.50	123	19.81	1.08	1.41	0.28
Harleysville Savings Financial Corp	HARL	Harleysville, PA	823	0.63	8.97	2.44	61.86	13.30	91.07	0.77	1.08	14.09	1.08	67	17.90	1.14	4.47	0.80
TF Financial Corporation	THRD	Newtown, PA	685	0.73	6.28	3.94	61.66	17.56	93.92	1.19	3.62	30.31	3.62	66	23.14	0.87	0.86	0.20
Average:				**0.68**	**6.66**	**3.13**	**63.86**	**17.31**	**92.69**	**1.14**	**1.77**	**16.22**	**1.77**	**196**		**1.13**	**2.82**	**0.43**
Median:				**0.68**	**5.95**	**3.18**	**63.71**	**15.20**	**92.72**	**1.07**	**1.45**	**13.57**	**1.45**	**160**		**1.12**	**2.90**	**0.37**

Note: Data through quarter ended 6/30/12 where available and has been annualized where applicable. Prior quarter data used where current quarter data is unavailable
RCKB's total capital ratio at the bank level. NPAs and Loan 90 Days Past Due are adjusted for covered assets. Peer group companies selected by independent appraisal firm during second step conversion
Pricing data as of 7/26/12. BFED has announced it intends to be acquired by BHLB. DNBK has been removed due to merger with PBCT. Data at bank level where information was unavailable at parent level
(1) Data as of 3/31/12

38

Recently Converted Second Step Conversions

- Second step conversions since January 1, 2010 with gross proceeds greater than $20mm

General Information			Offering Information and Pro Forma Data						Price Change Since IPO (%)				At Ann.
Company Name	Ticker	ST	IPO Date	Gross Proceeds ($000)	Point in Range	Tg. Eq. / Assets (%)	Price / Tg. Bk. (%)	Charit. Fndn?	1 Day (%)	1 Month (%)	3 Month (%)	Last Close (%)	NPAs / Assets (%)
Second Step Conversions													
1 Cheviot Financial Corp.	CHEV	OH	1/18/12	37,400	Minimum	14.6	66.1	NO	3.1	3.5	8.4	10.4	3.60
2 Naugatuck Valley Financial Corporation	NVSL	CT	6/30/11	33,384	Mid-Max	13.4	70.1	NO	(1.3)	1.9	(1.8)	(8.1)	2.18
3 Rockville Financial, Inc.	RCKB	CT	3/4/11	171,099	Supermax	17.8	92.2	YES	6.0	5.0	(5.6)	19.5	1.07
4 Alliance Bancorp, Inc. of Pennsylvania	ALLB	PA	1/18/11	32,585	Mid-Max	17.0	66.8	NO	10.0	11.9	10.8	25.0	3.19
5 SI Financial Group, Inc.	SIFI	CT	1/13/11	52,356	Min-Mid	13.0	69.9	YES	15.9	17.5	25.0	46.6	0.97
6 Capitol Federal Financial, Inc.	CFFN	KS	12/22/10	1,181,500	Minimum	21.0	83.9	YES	16.5	16.0	14.0	19.7	0.71
7 Heritage Financial Group, Inc.	HBOS	GA	11/30/10	65,918	Min-Mid	16.3	74.3	NO	2.5	25.0	31.2	33.5	2.35
8 Kaiser Federal Financial Group, Inc.	KFFG	CA	11/19/10	63,750	Minimum	15.7	66.3	NO	(0.1)	(0.4)	37.2	49.9	3.54
9 Colonial Financial Services, Inc.	COBK	NJ	7/13/10	22,950	Minimum	11.0	64.7	NO	0.5	(2.6)	(2.8)	30.1	1.77
10 Oneida Financial Corp.	ONFC	NY	7/7/10	31,500	Midpoint	9.3	97.8	NO	(6.3)	(1.3)	(6.8)	26.4	0.41
11 ViewPoint Financial Group, Inc.	VPFG	TX	7/7/10	198,573	Min-Mid	14.6	93.9	NO	(5.0)	(3.0)	(7.0)	77.3	0.61
12 Fox Chase Bancorp, Inc.	FXCB	PA	6/29/10	87,125	Minimum	16.0	72.6	NO	(4.1)	(1.8)	(4.0)	44.6	2.84
13 Oritani Financial Corp.	ORIT	NJ	6/24/10	413,632	Mid - Max	25.8	90.6	NO	3.1	(0.9)	(2.5)	47.9	2.62
14 Eagle Bancorp Montana, Inc.	EBMT	MT	4/5/10	24,643	Mid - Max	15.7	81.1	NO	5.5	4.0	(2.8)	3.0	0.46
					Average:	15.8	77.9		3.3	5.3	6.7	30.4	1.88
					Median:	15.7	73.5		2.8	2.7	-2.1	28.2	1.98

Note: Charter Financial Corp. (MHC) not included in above analysis due to unique structure as an incremental MHC offering

Source: SNL Financial, pricing as of 7/25/12

39